UNCONDITIONAL GUARANTY OF PAYMENT
This UNCONDITIONAL GUARANTY OF PAYMENT (this "Guaranty") is entered into as of January 9, 2017, by ELECTRO SCIENTIFIC INDUSTRIES, INC., an Oregon limited liability company ("Guarantor"), having an address at 13900 NW Science Park Drive, Portland, Oregon 97229, in favor of and for the benefit of FIRST TECHNOLOGY FEDERAL CREDIT UNION, a federally chartered credit union (together with its successors and assigns, "Lender"), having an address at P.O. Box 2100, Beaverton, Oregon 97003.
RECITALS
A.    Pursuant to that certain Loan Agreement between ESI Leasing, LLC, an Oregon limited liability company ("Borrower"), and Lender of even date herewith (as may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"), Lender made a loan to Borrower in the original principal amount of Fourteen Million and No/100 Dollars ($14,000,000.00) evidenced by a Promissory Note in such amount (as may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Note"), which is secured by a Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing (as may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Deed of Trust"), and certain other documents all of even date herewith.
B.    Guarantor owns, directly or indirectly, 100% of the equity interests in Borrower and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantor.
C.    It is a condition precedent to the making of the above-referenced loan that Borrower's obligations thereunder be guarantied by Guarantor.
D.    Guarantor is willing irrevocably and unconditionally to guaranty such obligations of Borrower on the terms set forth herein.
NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to make said loan, Guarantor hereby agrees as follows

1.	Definitions. As used in this Guaranty, the following terms shall have the following meanings:
"Event of Default" means an Event of Default as defined any of the Loan Documents.
"Guarantied Obligations" has the meaning assigned to that term in Section 2.
"Guarantor" has the meaning assigned to that term in the preamble to this Guaranty.
"Loan Agreement" has the meaning assigned in Recital A above.
"Loan Documents" means the Loan Agreement, the Note, the Deed of Trust, and the other "Loan Documents" as such term is defined in the Loan Agreement, as all of the foregoing may hereafter be amended, supplemented, or otherwise modified from time to time.

"Note" has the meaning assigned in Recital A above.
"Payment in full," "paid in full" or any similar term means payment in full of the Guarantied Obligations, including without limitation all principal, interest, costs, fees and expenses (including, without limitation, legal fees and expenses) of Lender as required under the Loan Documents.
"Subordinated Indebtedness" means all indebtedness and other obligations of Borrower, now existing or hereafter arising, owed to Guarantor that is described in Section 7 or Section 8 below.
Any other capitalized term used but not defined herein shall have the meaning ascribed to such term in the Loan Agreement.
2.Guaranty of the Guarantied Obligations. Guarantor hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)). The term "Guarantied Obligations" is used herein in its most comprehensive sense and includes: any and all indebtedness and other obligations of Borrower to Lender now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Note, including interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would have accrued on any Guarantied Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding, and those expenses set forth in Section 9 hereof.

3.Payment by Guarantor, Application of Payments. Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which Lender may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantor will upon demand pay, or cause to be paid, in cash, to Lender, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding) and all other Guarantied Obligations then owed to Lender as aforesaid. All such payments shall be applied promptly from time to time by Lender:
First, to the payment of the costs and expenses of any collection or other realization under this Guaranty, including compensation to counsel, and all out-of-pocket expenses, liabilities and advances made or incurred by Lender in connection therewith;
Second, to the payment of all other Guarantied Obligations in such order as Lender shall elect; and
Third, after payment in full of all Guarantied Obligations, to the payment to Guarantor, or their successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

4.Liability of Guarantor Absolute. Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:
(a)This Guaranty is a guaranty of payment when due and not of collectability.
(b)Lender may enforce this Guaranty upon the occurrence of a default under the Loan Agreement, the Deed of Trust, or the Note, notwithstanding the existence of any dispute between Borrower and Lender with respect to the existence of a default.
(c)The obligations of Guarantor is independent of the obligations of Borrower under the Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Borrower and whether or not Borrower is joined in any such action or actions.

5.Lender's Actions Not Affecting Liability. Lender, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time, may:
(a)with the consent of Borrower, renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations;
(b)settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations;
(c)subordinate the payment of the Guarantied Obligations to the payment of any other obligations;
(d)release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any person with respect to the Guarantied Obligations;
(e)enforce and apply any security now or hereafter held by or for the benefit of Lender in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Lender may have against any such security, in each case as Lender in its discretion may determine consistent with the Loan Documents, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or any security for the Guarantied Obligations;
(f)fail to assert or enforce (or the stay or enjoining, by order of court, by operation of law or otherwise) any claim, demand, right, power, or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations;
(g)waive, amend, or modify, or consent to departure from, any of the terms or provisions of the Loan Documents;
(h)apply payments received from any source, other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guarantied Obligations (except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations), to the payment of indebtedness other than the Guarantied Obligations, even though Lender has the right to elect to apply such payments to the Guarantied Obligations;
(i)consent to the change, reorganization or termination of the structure or existence of Borrower and to any corresponding restructuring of the Guarantied Obligations;

(j)fail to perfect or to continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; and
(k)take any action, fail to act, or delay to take any action, which may in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

6.Waivers by Guarantor. Guarantor hereby waives, to the extent permitted by law, for the benefit of Lender:
(a)any right to require Lender, as a condition of payment or performance by Guarantor, to (i) proceed against Borrower or any other person, (ii) proceed against or exhaust any security held from Borrower, any such other Guarantor or any other person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person, or (iv) pursue any other remedy in the power of Lender whatsoever;
(b)any defense based upon the Guarantied Obligations at any time being found to be illegal, invalid or unenforceable in any respect as against Borrower, including any defense arising by reason of the lack of authority, disability or incapacity, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, usury, or other defense of Borrower, or by reason of the cessation of the liability of Borrower from any cause other than payment in full of the Guarantied Obligations;
(c)any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;
(d)any defense based upon Lender's errors or omissions in the administration of the Guarantied Obligations, including any defense based on Lender's failure to protect, secure, perfect or insure any security interest or lien or any property subject thereto;
(e)the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof;
(f)any right to deduct from the Guarantied Obligations any claim of set-off or counterclaim, recoupment, or similar right that Borrower or Guarantor may allege or assert against Lender in respect of the Guarantied Obligations;
(g)notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Loan Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 5 and any right to consent to any thereof; and
(h)any other defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

7.Guarantor's Rights of Subrogation and Contribution. Until the Guarantied Obligations shall have been paid in full, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Borrower or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Borrower, (ii) any right to enforce, or to participate in, any claim, right or remedy that Lender now has or may hereafter have against Borrower, and (iii) any benefit of, and any right to participate in, any collateral now or hereafter held by Lender, and (b) any right of contribution Guarantor may have against any other guarantor of any of the Guarantied Obligations.

Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Borrower or against any collateral, and any rights of contribution Guarantor may have against any other guarantor, shall be junior and subordinate to any rights Lender may have against Borrower, to all right, title and interest Lender may have in any such collateral, and to any right Lender may have against any other guarantor. Lender may use, sell or dispose of any item of collateral as it sees fit without regard to any subrogation rights a Guarantor may have, and upon any such disposition or sale any rights of subrogation Guarantor may have shall terminate. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

8.Subordination of Other Obligations. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Borrower to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

9.Expenses. Guarantor agrees to pay, or cause to be paid, on demand, and to save Lender harmless against liability for out-of-pocket costs and expenses (including fees and disbursements of counsel) incurred or expended by Lender in connection with the enforcement of or preservation of any rights under this Guaranty, including attorney fees in any trial, appellate, or bankruptcy proceeding, but only to the extent Lender is the prevailing party in such enforcement action.

10.Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been paid in full and Lender is no longer obligated to advance loan proceeds under the Loan Documents.

11.Financial Condition of Borrower. Lender shall have no obligation to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of Borrower. Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Loan Documents, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Guarantor hereby waives and relinquishes any duty on the part of Lender to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by Lender.

12.Rights Cumulative. The rights, powers and remedies given to Lender by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Lender by virtue of any statute or rule of law or in any of the other Loan Documents or any agreement between Guarantor and Lender or between Borrower and Lender. Any forbearance or failure to exercise, and any delay by Lender in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

13.Bankruptcy; Post-Petition Interest: Reinstatement of Guaranty.

(a)So long as any Guarantied Obligations remain outstanding, Guarantor shall not, without the prior written consent of Lender in accordance with the terms of the Loan Documents, commence or join with any other person in commencing any bankruptcy, reorganization, receivership, liquidation, or insolvency proceedings of or against Borrower (each referred to as an "Insolvency Proceeding"). The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any Insolvency Proceeding of Borrower or by any defense which Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any Insolvency Proceeding.
(b)Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any Insolvency Proceeding (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said Insolvency Proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said Insolvency Proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Lender that the Guarantied Obligations which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Guarantied Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Lender, or allow the claim of Lender in respect of, any such interest accruing after the date on which such Insolvency Proceeding is commenced.
(c)In the event that all or any portion of the Guarantied Obligations are paid by Borrower, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.
(d)Effective upon the initiation of any Insolvency Proceeding involving Borrower, each Guarantor hereby assigns to Lender the right to collect the Subordinated Indebtedness and apply it to the Guarantied Obligations and Guarantor shall not receive any distribution from the bankruptcy estate of Borrower unless and until the Guarantied Obligations have been satisfied in full. Lender may file a claim in any such Insolvency Proceeding on Guarantor's behalf or may compel Guarantor to file such claim, and in no event shall Guarantor waive, forgive, or cancel any claim it may have now or hereafter have against Borrower in connection with the Subordinated Indebtedness. In any such Insolvency Proceeding or at any meeting of creditors, Guarantor hereby grants to Lender an irrevocable proxy to vote its claims in connection with the Subordinated Indebtedness and agrees to execute all further documents requested by Lender to facilitate exercise of such proxy.

14.Notice of Events. As soon as Guarantor obtains knowledge thereof, Guarantor shall give Lender written notice of any condition or event which has resulted in (a) a material adverse change in the financial condition of Guarantor or Borrower or (b) a breach of or noncompliance with any material term, condition or covenant contained herein or in the Loan Documents.

15.Representations and Warranties. Guarantor makes to Lender the representations and warranties set forth in Article III of the Loan Agreement as if such representations and warranties were set forth herein. Guarantor also represents and warrants to Lender that:
(a)The Guarantor is duly formed and validly existing as a corporation under the laws of the State of Oregon.

(b)The execution, delivery, and performance by Guarantor of this Guaranty have been duly authorized and do not and will not: (i) contravene the terms of the organizational documents of Guarantor or result in a breach of or constitute a default under any indenture or loan or any other agreement, lease, or instrument to which Guarantor is a party or by which it or its properties may be bound or affected; or (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, or the like binding on or affecting Guarantor.
(c)This Guaranty constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.
(d)No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority, or approval or consent of any other person, is required for the due execution, delivery or performance by Guarantor of this Guaranty.
(e)The most recent financial statements furnished by Guarantor to Lender fairly represent Guarantor's financial condition as of the date thereof. Since that date there has been no material adverse change in Guarantor's financial condition. Immediately prior to and after giving effect to the incurrence of Guarantor's obligations under this Guaranty, Guarantor will be solvent.
(f)Guarantor has received at least "reasonably equivalent value" (as such phrase is used in §548 of the United States Bankruptcy Code, in the Uniform Fraudulent Transfer Act and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Guaranteed Obligations.
(g)Guarantor hereby acknowledges that it has undertaken its own independent investigation of the financial condition of Borrower and all other matters pertaining to this Guaranty and further acknowledges that it is not relying in any manner upon any representation or statement of Lender with respect thereto.

16.Reporting Covenants. So long as any Guarantied Obligations shall remain unsatisfied, Guarantor shall deliver to Lender the following:
(a)Guarantor Annual Statements: Beginning with the Fiscal Year ending in 2017, and each Fiscal Year thereafter, but in no event later than five (5) days after filing such statements with the Securities Exchange Commission and as of the end of each Fiscal Year, audited financial statements of Guarantor, prepared on an accrual basis, by an Approved CPA;
(b)Guarantor Quarterly Statements: Beginning with the fiscal quarter ending on or about December 31, 2016, and each fiscal quarter thereafter, but in no event later than five (5) days after filing such statements with the Securities Exchange Commission and as of the end of each fiscal quarter, compiled financial statements of Guarantor, prepared on an accrual basis, by an Approved CPA;
(c)Guarantor Tax Returns: No event later than thirty (30) days of the deadline to file such tax returns, a complete copy of Guarantor's Federal and other governmental tax returns, provided that the deadline for filing such tax returns may include any extension of the filing date for such tax returns on the condition that Guarantor provides proof of such extension to Lender; and
(d)Additional Information: Such financial statements and other information respecting the operations, properties, business, or condition (financial or otherwise) of Guarantor, of any trust established by or for the benefit of Guarantor, and of each corporation, limited liability company, and partnership in which Guarantor or a trust established by or for the benefit of Guarantor, directly or indirectly, holds an equity interest, as Lender may from time to time reasonably request.

17.Additional Covenants. Guarantor covenants and agrees to do or cause to be done the covenants set forth in Article IV (including, without limitation, the financial covenants applicable to Guarantor set forth in Section 4.1.7 of the Loan Agreement) and Section 6.1 of the Loan Agreement as if such covenants were set forth herein. Additionally, so long as any Guarantied Obligations shall remain unsatisfied, Guarantor covenants and agrees that:
(a)Guarantor shall maintain and preserve its legal existence, its rights to transact business and all other rights, franchises, and privileges necessary or desirable in the normal course of their business and operations and the ownership of its properties.
(b)Guarantor shall keep adequate records and books of account reflecting all financial transactions of Guarantor.
(c)Guarantor shall at any time and from time to time during normal business hours permit Lender or any of its agents or representatives to visit and inspect any of the commercial properties of Guarantor and to examine and make copies of and abstracts from the records and books of account of Guarantor, and to discuss the business affairs, finances, and accounts of Guarantor with any of the officers, employees, or accountants of Guarantor.
(d)Guarantor shall comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all environmental laws) and the terms of any indenture, contract or other instrument to which it may be a party or under which it or its properties may be bound.
(e)Without first obtaining the prior written consent of Lender, which may be withheld or conditioned in Lender's sole discretion, Guarantor shall not assign, grant a security interest in, permit to be encumbered, or transfer, voluntarily or involuntarily, Guarantor's membership interest in Borrower, nor shall Guarantor permit Borrower to admit any person or entity as a new member of Borrower.

18.Miscellaneous.
18.1Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents.
18.2Notices. Any communications between Lender and Guarantor and any notices or requests provided herein to be given may be given by delivering or mailing by certified mail, postage prepaid, return receipt requested, (a) to Lender at its address set forth on the first page of this Guaranty, and (b) to Guarantor at the addresses set forth on the first page of this Guaranty, or in each case to such other addresses as each such party may in writing hereafter indicate. Any notice given as set forth above shall be deemed to have been given when actually received or three days after mailing, whichever is earlier.
18.3Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
18.4Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Lender and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
18.5Headings. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.
18.6Applicable Law. This Guaranty and the rights and obligations of Guarantor and Lender hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the state of Oregon, without regard to conflicts of laws principles.
18.7Successors and Assigns. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors. This Guaranty shall inure to the benefit of Lender and its successors and assigns. Lender may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.
18.8Waiver of Trial by Jury. GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, LENDER EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by its acceptance of the benefits hereof, Lender each (a) acknowledges that this waiver is a material inducement for Guarantor and Lender to enter into a business relationship, that each Guarantor and Lender have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (b) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN MODIFICATION SPECIFICALLY REFERRING TO THIS SECTION 18.8 AND EXECUTED BY LENDER AND A GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.
18.9No Other Writing. This writing is intended by Guarantor and Lender as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.
18.10Statutory Disclaimer. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY A FINANCIAL INSTITUTION CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S PRINCIPAL RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE FINANCIAL INSTITUTION TO BE ENFORCEABLE.
18.11Subordination Agreement. This Guaranty is subject to the terms of that certain Subordination Agreement, dated as of the date hereof (the "Subordination Agreement"), between Lender and Silicon Valley Bank. By acceptance of this Guaranty, Lender acknowledges the terms of the Subordination Agreement and that any action or inaction by Guarantor required under the Subordination Agreement shall not be considered a default under this Guaranty.

[Signature page follows.]

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

ELECTRO SCIENTIFIC INDUSTRIES, INC., an Oregon Corporation

By:
Paul R. Oldham, Senior Vice President of Administration, Chief Financial Officer and Corporate Secretary